UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 25, 2013

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-35293	54-1865271
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Atrium Way, Suite 265 Mount Laurel, New Jersey	08054
(Address of Principal Executive Offices)	(Zip Code)

(856) 273-6980

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 25, 2013, Central European Distribution Corporation (the “Company”), CEDC Finance Corporation International, Inc. (“CEDC FinCo”), Roust Trading Ltd. (“RTL”) and certain beneficial owners (the “2016 Steering Committee”) of the $380 million 9.125% senior secured notes and €430 million 8.875% senior secured notes, each due 2016 (the “2016 Notes”), issued by CEDC FinCo entered into a Plan Support Agreement (the “PSA”).

Pursuant to the PSA, each member of the 2016 Steering Committee has made, subject to the terms and conditions of the PSA, a binding commitment to support the restructuring transactions described in the Amended and Restated Offering Memorandum, Consent Solicitation Statement and Disclosure Statement, dated March 8, 2013 (the “Offering Memorandum”), filed as an exhibit to a tender offer statement on Schedule TO-I/A on March 8, 2013, as amended and supplemented by Supplement No. 1 to the Offering Memorandum, dated March 18, 2013 (the “Supplement”), filed as an exhibit to the Form 8-K filed on March 19, 2013. Such commitment includes submitting votes in support of the pre-packaged plan of reorganization (the “Chapter 11 Plan”) attached as an annex to the Supplement, and not withdrawing such votes, and to deliver consents in the consent solicitation, each as further described in the Offering Memorandum and in the Supplement. The PSA also contains a limited number of customary representations and warranties from the Company and CEDC FinCo, including, among others, with respect to incorporation, due authorization and enforceability.

The advisors to the 2016 Steering Committee have informed the Company that, in the 2016 Steering Committee’s view, the restructuring transactions described in the Offering Memorandum and the Supplement, and supported by the members of the 2016 Steering Committee in the PSA, are also supported by other beneficial holders of the 2016 Notes that, together with the members of the 2016 Steering Committee, hold in excess of 50% of the principal amount of outstanding 2016 Notes.

Termination

The Company is permitted to terminate the PSA: (a) upon breach by any other party of any of the representations, warranties or covenants of such party set forth in the PSA that would prevent the consummation of the contemplated restructuring; (b) if the Company’s board of directors determines based upon the advice of the Company’s counsel, that proceeding with the contemplated restructuring, the Chapter 11 Plan or the solicitation of the Chapter 11 Plan would be inconsistent with such board’s fiduciary duties under applicable law; (c) the issuance by any governmental authority, including any regulatory authority or court of competent jurisdiction, of any ruling or order enjoining the consummation of a material portion of the contemplated restructuring; or (d) in order to concurrently enter into an alternative transactions agreement with respect to a superior proposal.

RTL or a majority of holders of 2016 Notes who execute or accede to the PSA (“Consenting 2016 Noteholders”) are permitted to terminate the PSA upon, among other things:

•	the failure to meet any applicable Milestone (as defined in the PSA);

•	the occurrence of a material breach of the PSA by any party;

•	the conversion of one or more of the cases commenced by the Company in connection with the Chapter 11 Plan (the “Chapter 11 Cases”) to a case under chapter 7 of the Bankruptcy Code;

•	the dismissal of one or more of the Chapter 11 Cases;

•	the appointment of a trustee, receiver or examiner with expanded powers in one or more of the Chapter 11 Cases;

•

the Company filing, publicly announcing its intention to support or otherwise supporting any alternative restructuring proposal or filing any motion or application in the Chapter 11 Cases inconsistent with the contemplated restructuring or seeking authority to sell any material assets, without the prior written consent of RTL and at least a majority in principal amount of the Consenting 2016 Noteholders;

•

the issuance by any governmental authority, including the Bankruptcy Court or any other regulatory authority or court of competent jurisdiction, of any ruling or order enjoining the consummation of a material portion of the Restructuring; and

•	termination of the RTL Investment Agreement in accordance with its terms.

Fees and Expenses

The PSA requires that the Chapter 11 Plan provide that all reasonable fees and expenses incurred by the 2016 Steering Committee and its respective advisors in connection with the negotiation, evaluation, formulation and consummation of the restructuring transactions, including reasonable fees and expenses due for each of its legal and financial advisors, be paid by the Company.

Specific Performance

Each non-breaching party to the PSA is entitled to specific performance and injunctive or other equitable relief as a remedy of any breach, including, without limitation, an order of the Bankruptcy Court or other court of competent jurisdiction requiring any party to comply promptly with any of its obligations under the PSA.

Item 8.01. Other Events

CEDC FinCo announces an amendment to the terms of the Convertible Senior PIK Toggle Notes due 2018 (the “Convertible Notes”) that are being offered by CEDC FinCo in its exchange offer for the 2016 Notes and in its solicitation of votes for a prepackaged plan of reorganization, as described in the Offering Memorandum and the Supplement.

The amendment to the terms of the Convertible Notes relates to the conversion rights following delivery of a redemption notice in respect of the Convertible Notes. The amendment is as follows:

Under “Description of New Convertible Notes—Conversion Rights—General” on page 294 of the Offering Memorandum, the following sentences are hereby deleted:

“In addition, Notes called for redemption by the Issuer may not be converted. For the avoidance of doubt, Notes called for redemption following the Initial Conversion Date may not be converted following the date the redemption notice is delivered.”

Such deleted sentences are hereby replaced by the following:

“In addition, (1) if the redemption date for Notes called for redemption is prior to the Initial Conversion Date, the Notes called for redemption may not be converted, (2) there may not be a redemption date within the period that commences on the Initial Conversion Date and ends on the 30th day following the Initial Conversion Date; and (3) if the redemption date for Notes called for redemption is after the 30th day following the Initial Conversion Date, such Notes called for redemption may be converted up to and including the earlier of (a) the 30th day following the delivery of the applicable redemption notice and (b) the business day prior to the redemption date, provided that, with respect to this clause (3), if the applicable redemption notice is provided prior to the Initial Conversion Date, then such Notes called for redemption may be converted from the Initial Conversion Date up to and including the 30th day following the Initial Conversion Date.”

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Plan Support Agreement, dated March 25, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Central European Distribution Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

By:	/s/ Grant Winterton
Grant Winterton

Chief Executive Officer

Date: March 26, 2013

EXHIBIT INDEX

Exhibit No.	Description

10.1	Plan Support Agreement, dated March 25, 2013.